UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Technest Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

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TECHNEST HOLDINGS, INC.
ONE McKINLEY SQUARE, FIFTH FLOOR
BOSTON, MA 02109
(617) 722-9800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 8, 2006

The 2006 Annual Meeting of Stockholders of Technest Holdings, Inc., a Nevada corporation (“Technest”), will be held at the offices of Foley Hoag LLP located at 1000 Winter Street, Suite 4000, Waltham, Massachusetts, 02451, at 10:00 a.m. on Friday, December 8, 2006, for the following purposes:

1.	To elect all five directors to serve until the 2007 Annual Meeting of Stockholders.

2.	To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the 2007 fiscal year; and

3.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on October 20, 2006 will be entitled to vote at the meeting or any adjournment of the meeting.

It is important that your shares be represented at the meeting. Therefore, whether or not you plan to attend the meeting, please complete your proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting and wish to vote in person, your proxy will not be used.

                    By order of the Board of Directors,

                    Joseph P. Mackin
                    President and Chief Executive Officer

October 27, 2006

TECHNEST HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
DECEMBER 8, 2006

Our Board of Directors is soliciting your proxy with the enclosed proxy card for use at our 2006 Annual Meeting of Stockholders to be held at the offices of Foley Hoag LLP located at 1000 Winter Street, Suite 4000, Waltham, Massachusetts, at 10:00 a.m. on Friday, December 8, 2006, and at any adjournments of the meeting. The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is October 27, 2006.

General Information About Voting

Who can vote. You will be entitled to vote your shares of Technest Common Stock at the annual meeting if you were a stockholder of record at the close of business on October 20, 2006. As of that date, 16,302,192 shares of Common Stock were outstanding. You are entitled to one vote for each share of Common Stock that you held at that date.

How to vote your shares. You can vote your shares either by attending the annual meeting and voting in person or by voting by proxy. If you choose to vote by proxy, please complete, sign, date and return the enclosed proxy card. The proxies named in the enclosed proxy card will vote your shares as you have instructed. If you sign and return the proxy card without indicating how you wish your shares to be voted, the proxies will vote your shares in favor of the proposals contained in this proxy statement, as recommended by our Board of Directors. Even if you plan to attend the meeting, please complete and mail your proxy card to ensure that your shares are represented at the meeting. If you attend the meeting, you can still revoke your proxy by voting in person.

How you may revoke your proxy. You may revoke the authority granted by your executed proxy at any time before its exercise by filing with Technest, Attention: Daniel S. Clevenger, Secretary, a written revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.

Quorum. A quorum of stockholders is required in order to transact business at the annual meeting. A majority of the outstanding shares of Common Stock entitled to vote must be present at the meeting, represented either in person or by proxy, to constitute a quorum for the transaction of business. If your shares are held in a brokerage account, you must make arrangements with your broker or bank to vote your shares in person or to revoke your proxy.

Abstentions and broker non-votes. "Broker non-votes" are proxies submitted by brokers that do not indicate a vote for one or more proposals because the brokers do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on these proposals. Abstentions and broker non-votes will be considered present for purposes of determining a quorum for a matter.

Security Ownership Of Certain Beneficial Owners And Management

The following tables set forth information regarding the beneficial ownership of our common stock as of October 20, 2006 by:

- each of the individuals listed on the “Summary Compensation Table” below;
- each of our directors, officers and nominees;
- each person (including any group) who is known by us to own beneficially 5% or more of our common stock; and
- all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options warrants and any other type of convertible securities held by that person that are currently exercisable or exercisable within 60 days of October 20, 2006, are deemed issued and outstanding. These shares, however, are not deemed outstanding for purposes of computing percentage ownership of each other shareholder. Percentage of ownership is based on 16,302,192 shares of common stock outstanding on October 20, 2006.

Except as indicated in the footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. Unless otherwise noted below, the address of the beneficial owners is Technest Holdings, Inc., 276 Washington Street, P.O. Box 367, Boston, Massachusetts, 02108.

Beneficial Owner	Number of Shares Beneficially Owned
	Shares	Percent
Markland Technologies, Inc. (1) 222 Metro Center Blvd. Warwick, RI 02886	13,454,023 (2)	82.5% (2)

Aberdeen Avenue LLC Cayside, 2nd Floor Georgetown, Grand Cayman, Cayman Islands, British West Indies	1,630,003 (3)	9.999%

Southridge Partners LP 90 Grove Street Ridgefield, CT 06877	1,630,003 (4)	9.999%

Verdi Consulting, Inc. 100 Pheasant Drive East Greenwich, RI 02818	902,365 (5)	5.5%

Robert Tarini, Former Chief Executive Officer and Former Director (6) c/o Markland Technologies, Inc. 222 Metro Center Blvd. Warwick, RI 02886	600,187 (7)	3.68%

Joseph P. Mackin, Chief Executive Officer, President and Director	23,913 (8)	*
Gino M. Pereira, Chief Financial Officer and Director	0	0
Darlene M. Deptula-Hicks, Director	20,000 (9)	*
David R. Gust, Director	20,000 (9)	*
Robert Doto, Director	20,000 (9)	*
All Current Directors and Executive Officers as a Group (5 Persons)	83,913	*
__________________
*Less than 1%,

(1) The directors of Markland, Robert Tarini and Gino M. Pereira, share voting and investment control over the shares of Technest held by Markland. Each disclaims beneficial ownership of such shares.

(2) Based solely upon the information set forth in a current report on Form 8-K filed by Markland on March 28, 2006. According to the current report, Markland recently issued shares of a newly-created Series E Preferred Stock, which converts, at the option of the holder, into either 3,000 shares of Technest Common Stock (which are currently owned by Markland) or 697,500 shares of Markland’s Common Stock. However, the Series E Preferred Stock can be converted only to the extent that the holder will not, as a result of the conversion, hold in excess of 9.999% of the total outstanding shares of Technest Common Stock (with respect to conversions into Technest Common Stock) or 9.999% of the outstanding shares if Markland’s Common Stock (with respect to conversions into Markland’s Common Stock). As of October 20, 2006, Markland has issued 1,232.2 shares of Series E Preferred Stock, which may be converted into 3,696,600 shares of Technest common stock, and has placed in escrow an aggregate of 4,640,192 shares of our common stock held by Markland to secure the conversion of the Markland Series E Preferred Stock.

Markland has declared a distribution to its stockholders of 2,500,000 shares that it owns of Technest. Upon the distribution to its stockholders of 2,500,000 shares of Technest, Markland’s ownership of Technest will be 67%. If all of the shares held in escrow were transferred by Markland, Markland’s ownership of Technest would drop to 38.7%.

Markland also entered into a Stock Pledge Agreement pursuant to which Markland pledged to Silicon Valley Bank in connection with a Technest bank financing 1,739,130 shares of Technest common stock currently owned by Markland, which had a market value of $6,000,000 as of August 4, 2006 (the date the Stock Pledge Agreement was executed). The Stock Pledge Agreement terminates August 3, 2008 if no event of default has occurred.

(3) Based solely upon the information set forth in current reports on Form 8-K filed by Markland on March 28, 2006 and April 19, 2006. According to the current reports, James LLC is the holder of 690 shares of Markland’s Series E Preferred Stock, which may be converted into 2,070,000 shares of Technest common stock (which are currently owned by Markland). Pursuant to the terms of the Markland Series E Preferred Stock, James LLC may not acquire more than 9.999% of the total outstanding shares of Technest common stock. James LLC subsequently assigned its shares of Markland Series E Preferred Stock to Aberdeen Avenue LLC.

(4) Based solely upon the information set forth in current reports on Form 8-K filed by Markland on March 28, 2006 and April 19, 2006 and on a Schedule 13G filed with the SEC on May 31, 2006. According to the Schedule 13G, Southridge Partners LP is the holder of 369.2 shares of Markland’s Series E Preferred Stock, which may be converted into 1,107,600 shares of Technest common stock (which are currently held by Markland). Pursuant to the terms of the Markland Series E Preferred Stock, Southridge Partners LP may not acquire more than 9.999% of the total outstanding shares of Technest common stock.

Southridge Partners LP currently holds 259,604 shares of Common Stock from a net exercise of warrants, 243,955 shares of Common Stock in satisfaction of liquidated damages arising under Technest’s February 14, 2005 Registration Rights Agreement and 344,827 shares of Series C Convertible Preferred Stock that are convertible into 344,827 shares of Common Stock. Stephen Hicks has voting and investment control over the securities held by Southridge Partners, LP and disclaims beneficial ownership of such shares.

(5) Consists of 767,958 shares currently outstanding, of which 176,975 shares were issued in satisfaction of liquidated damages arising under Technest’s February 14, 2005 Registration Rights Agreement and 134,407 shares issuable upon exercise of warrants to purchase common stock with an exercise price of $6.50. Chad Verdi has voting and investment control over these shares.

(6) On March 13, 2006, Mr. Tarini resigned as the Chief Executive Officer and Chairman of the Board of Directors of Technest.

(7) Consists of 590,192 shares currently outstanding, of which 390,192 shares are held by ipPartners, Inc., a company controlled and wholly owned by Robert Tarini, and 9,995 shares issuable upon exercise of warrants to purchase common stock with an exercise price of $6.50 held by ipPartners, Inc.

(8) Represents shares that are subject to forfeiture if prior to February 10, 2008 (18-months from the anniversary of the closing date of the bank financing with Silicon Valley Bank) Dr. Mackin voluntarily terminates his service or is terminated for cause.

(9) Represents shares of common stock that are subject to forfeiture in the event the director is not providing services to Technest on April 1, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and persons who own beneficially more than ten percent of our equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in their ownership of our securities with the Securities and Exchange Commission. They must also furnish copies of these reports to us. Based solely on a review of the copies of reports furnished to us and written representations that no other reports were required, we believe that for fiscal year 2006 our executive officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that a Form 4 that reported the conversion of Series A Preferred Stock and Series C Preferred Stock was filed late on behalf of Mr. Robert Tarini as well as a Form 4 that reported a cashless exercise of a warrant by Mr. Tarini, and a Form 4 on behalf of Markland Technologies, Inc. that reported the exchange of Series B Convertible Preferred Stock of Technest for Markland Series D Convertible Preferred Stock was also filed late.

PROPOSAL 1

ELECTION OF DIRECTORS

We currently have five directors, all of whom are nominees for re-election. Darlene M. Deptula-Hicks, Robert Doto, David R. Gust, Joseph P. Mackin and Gino M. Pereira were recommended for re-election to the Board by our Nominating and Corporate Governance Committee and selected for nomination by the Board of Directors. Each of the nominees has agreed to serve as a director if he or she is elected. If for some reason a nominee is unable to serve, the Nominating and Corporate Governance Committee may recommend and the Board may propose a substitute nominee at the annual meeting and the proxies will vote to approve the election of the substitute nominee. Nominees presented for election to the Board will be elected for one-year terms.

Votes Required

Directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the meeting. Abstentions, broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

Nominees for Director

The following table contains certain information as of October 20, 2006 about the nominees for Director.

Name and Age	Business Experience During Past Five Years and Other Directorships	Director Since
Non-Employee Directors
Darlene M. Deptula-Hicks Age: 49
Darlene M. Deptula-Hicks has served on our Board of Directors and as the chairperson of our Audit and Nominating and Corporate Governance Committees since March 15, 2006. Ms. Deptula-Hicks is the Executive Vice President of Finance, Chief Financial Officer and Treasurer of iCAD, Inc., a public company providing Computer-Aided Detection (CAD) solutions for the early identification of cancer. Prior to joining iCAD, she served as Executive Vice President and Chief Financial Officer and Treasurer of ONI Medical Systems, Inc. since January 2002. Previously, from 1998 to 2001 she served as Executive Vice President and Chief Financial Officer and Treasurer of Implant Sciences Corporation, an early stage company that had its initial public offering in June of 1999. Ms. Deptula-Hicks currently serves on the Board of Directors and as Chair of the Audit Committee of IMCOR Pharmaceutical Company, a public biotech company and serves on the Board of Trustees of the Rockingham County 4-H Foundation. Ms. Deptula-Hicks has over 25 years experience in financial management positions in the high technology and life sciences sectors. Ms. Deptula-Hicks received her B.S. degree in Accounting from New Hampshire College and her MBA from Rivier College.
2006

Robert Doto Age: 60
Robert Doto has served on our Board of Directors since March 15, 2006. Since 2004, Mr. Doto has served as the President for Robert Doto Associates, Inc. From 1998 through 2003, Mr. Doto held positions as the Director of Intelligence and Information Warfare Directorate, CECOM RDEC, the Associate Director of Research, Development and Engineering Center, CECOM and the Director, Communications-Electronics, Research, Development and Engineering Center, RDECOM at Fort Monmouth, New Jersey. Mr. Doto is a retired member of the Federal Senior Executive Service. Mr. Doto received his B.S. in Electrical Engineering from Newark College of Engineering and his M.S. from Fairleigh Dickinson University.

2006

David R. Gust Age: 64
Major General David R. Gust, USA, Ret. has served on our Board of Directors and as the chairperson of our Compensation Committee since March 15, 2006. Since 2004, General Gust has served as the Manager for Federal Telecommunications for Bechtel National, Inc. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service. At retirement, he was the US Army Deputy Chief of Staff for Research, Development and Acquisition, Army Material Command. General Gust received his B.S. in Electrical Engineering from the University of Denver and Master’s Degrees in Systems Management and National Security and Strategy from the University of Southern California and the United States Naval War College, respectively.
2006

Employee Directors
Joseph P. Mackin, Ph.D. Age: 56
Dr. Joseph P. Mackin was appointed President of Technest on April 1, 2005. On March 13, 2006, Dr. Mackin was appointed Chief Executive Officer and Chairman of the Board of Directors of Technest. He has been a member of our Board of Directors since April 1, 2005. On March 13, 2006, he resigned as the President/Chief Operating Officer and a director of Markland. He had been a member of the Board of Directors of Markland since July 13, 2004 and had served as Markland's Chief Operating Officer since December 7, 2004. Prior to the acquisition of EOIR by Markland in June 2004, Dr. Mackin had been with EOIR, for four years and is currently the President and CEO of EOIR. He has served on numerous government panels and committees, and has had an extensive career in the military in weapons systems development and acquisition.  Prior to joining EOIR, Dr. Mackin was an Assistant Sensor Systems Group Leader at MIT Lincoln Laboratories where, among other things, he served as the system integration lead for the Smart Sensor Web program. Dr. Mackin holds a Ph.D. in Physics from the Massachusetts Institute of Technology and a B.S. in Engineering from the United States Military Academy at West Point.  He is a graduate of the Defense Systems Management College, and holds a DOD level 3 certification (the highest) in both R&D and Project Management.  He is a retired Colonel in the United States Army.
2005

Gino M. Pereira Age: 49
Gino M. Pereira has served as our Chief Financial Officer since February 14, 2005. On January 6, 2006, Mr. Pereira was elected to our Board of Directors. Mr. Pereira has served as Markland's Chief Financial Officer since December 7, 2004. Mr. Pereira currently serves on the Board of Directors of Teletrak Environmental Systems. From 1991 through 2000, Mr. Pereira was employed by CDC Technologies, Inc., located in Oxford, Connecticut. From 1991 through 1998, Mr. Pereira was CDC Technologies' Executive Vice President and Chief Financial Officer. In 1999, Mr. Pereira assumed the role of Chief Operating Officer of CDC Technologies. Mr. Pereira remained in that role through 2000. In January 2001, Mr. Pereira assumed the position of Chief Operating Officer of CDC Acquisition Corporation, a subsidiary company of Drew Scientific Group plc. Mr. Pereira remained in that position until November 2001, when he became a principal at Interim Management Solutions in Oxford, Connecticut. During his tenure at Interim Management Solutions, Mr. Pereira has acted as an interim or part-time Chief Financial Officer or Chief Operations Officer for numerous small and emerging companies. In January 2003, Mr. Pereira also became a Managing Director of Kiwi Securities, Inc., an independently owned investment banking firm, a post he held until December 7, 2004. Mr. Pereira is a Fellow of the Chartered Association of Certified Accountants (UK).

2006

Board and Committee Matters

Independence. Our Board of Directors has determined that three of the five nominees standing for re-election - Darlene M. Deptula-Hicks, Robert Doto, and David R. Gust, are independent directors as defined by the NASDAQ Rule 4200(a)(15) governing the independence of directors.

Board Meetings and Committees. Our Board of Directors held four (4) meetings during fiscal year 2006. The independent directors held an executive session at one meeting of the Board. During fiscal year 2006, all of the directors then in office attended all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. The Company encourages each member of the Board of Directors to attend all annual meetings of stockholders and generally schedules a meeting of the Board on the same date as the annual stockholders’ meeting.

Shareholder Communications. Any shareholder wishing to communicate with our Board of Directors, a particular director or the chair of any committee of the Board of Directors may do so by sending written correspondence to our principal executive offices, c/o Co-General Counsel. All such communications will be delivered to the Board of Directors or the applicable director or committee chair.

Our Board of Directors has three standing committees that were created in March 2006: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All three of our independent directors serve on each committee. Ms. Deptula-Hicks chairs the Audit Committee and the Nominating and Corporate Governance Committee and General Gust chairs the Compensation Committee.

Audit Committee. The Audit Committee has authority to select and engage our independent registered public accounting firm and is responsible for reviewing our audited financial statements, accounting processes and reporting systems. The Audit Committee also discusses the adequacy of our internal financial controls with our management and our independent registered public accounting firm. In addition, the Audit Committee is responsible for overseeing the independence of, and approving all types of services provided by, our independent registered public accounting firm.

Our Board of Directors has considered and concluded that each of the members of the Audit Committee satisfies the independence and financial literacy and expertise requirements as defined by the NASDAQ Stock Market standards governing the qualifications of Audit Committee members. Additionally, our Board of Directors has determined that Ms. Darlene M. Deptula-Hicks qualifies as an audit committee financial expert under the rules of the SEC.

The Audit Committee held two (2) meetings during fiscal year 2006 and has held two (2) meeting since June 30, 2006. The Audit Committee operates under a written charter adopted by the Board. The charter is attached to this proxy statement as Appendix A. For more information about the Audit Committee, see "Report of the Audit Committee" and "Fees and Services" in this proxy statement.

Compensation Committee. Our Compensation Committee is responsible for establishing cash compensation policies with respect to our executive officers, key employees and directors, determining the compensation to be paid to our executive officers and administering our stock award plan. Given its creation in March 2006, the Compensation Committee did not hold any meetings during fiscal year 2006 but has held three (3) meetings since June 30, 2006.

Nominating and Corporate Governance Committee. Our Nominating and Governance Committee identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of shareholders and candidates to fill vacancies on the Board. Additionally, the Committee recommends to the Board the directors to be appointed to Board committees. The Committee also develops and recommends to the Board a set of corporate governance guidelines applicable to the Board and to the Company and oversees the effectiveness of our corporate governance in accordance with those guidelines. Given its creation in March 2006, the Committee did not hold any meetings during fiscal year 2006 but has held one (1) meeting since June 30, 2006. The Nominating and Corporate Governance Committee operates pursuant to a written charter, which is available on our website—www.technestholdings.com.

Special Committee. In light of Markland’s significant holdings of our common stock and the potential for conflict given Mr. Pereira’s current positions with Markland and Technest, and in an effort to avoid even the mere appearance of a conflict, the Board of Technest on September 22, 2006 formed a special committee comprised of the three independent directors - Ms. Deptula-Hicks, Mr. Doto, and General Gust, to address issues arising from or related to, directly or indirectly, the ownership of our common stock by Markland and its assignees and to take any action the special committee deems appropriate.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to the Board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria it deems appropriate, including issues of experience, and professional background. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Shareholder Recommendations for Director Nominations

Stockholders may recommend individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting their names and background to Chair of the Nominating and Governance Committee, Technest Holdings, Inc. One McKinley Square, Fifth Floor, Boston, Massachusetts 02109. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

Director Compensation

Director Fees. Our directors who are not employees of Technest receive compensation for their services as directors in the form of an annual retainer of $40,000, payable in quarterly installments, plus reimbursement for travel expenses. We pay non-employee directors who serve as the chairperson of a committee of the Board of Directors an additional $10,000 per year, except for the Nominating and Corporate Governance Committee. Directors who are also our employees receive no additional compensation for serving as directors.

Stock Awards. In addition, our non-employee directors upon election received restricted stock grants of 20,000 shares under our 2006 Stock Award Plan, which are subject to forfeiture in the event the director is not providing services to Technest on April 1, 2007.

Certain Relationships and Related Transactions.

We completed a financing on February 14, 2005 in connection with the acquisition of our now wholly-owned subsidiary, Genex Technologies, Inc. Mr. Robert Tarini, our former Chief Executive Officer, was an investor in that financing through ipPartners, Inc., a company owned by Mr. Tarini. ipPartners Inc. invested $625,000 in this financing and received 143,678 shares of Technest Series B preferred stock, 143,678 shares of Technest Series C preferred stock, and warrants to purchase 143,678 shares of Technest common stock. The Technest Series B preferred stock was convertible into shares of Markland common stock. On June 20, 2005, ipPartners, Inc. exchanged all of its Technest Series B preferred stock for Markland Series D preferred stock.

On August 17, 2005, pursuant to a Stock Purchase Agreement with Markland Technologies, Inc., our majority stockholder, we purchased all of the outstanding stock of E-OIR Technologies, Inc. (“EOIR”), formerly one of Markland’s wholly-owned subsidiaries. As consideration for the stock of EOIR, we issued 12 million shares of our common stock to Markland, and as a result, Markland’s ownership of Technest increased from 85% immediately prior to the transaction to approximately 98% on a primary basis and from 39% to approximately 82% on a fully diluted basis (assuming the conversion of all of our convertible securities and the exercise of all warrants to purchase Technest common stock).

Daniel Clevenger, the Company’s Secretary and Co-General Counsel, is the son-in-law of Joseph P. Mackin, our Chief Executive Officer. Mr. Clevenger’s aggregate compensation for fiscal year 2006 was approximately $196,400.

Markland Technologies, Inc.

Stockholder Agreement with Markland Technologies, Inc.

On March 13, 2006, we entered into a stockholder agreement (the “Stockholder Agreement”) with Markland Technologies, Inc., the holder of a majority of our outstanding common stock, in order to clarify and define terms relating to (i) the issuance of Technest’s securities, (ii) our corporate governance, (iii) the listing of Technest’s securities on The NASDAQ Capital Market, (iv) registration of shares of Technest’s common stock currently held by the Stockholder, (v) intellectual property rights and (v) the provision by the Stockholder of certain corporate services to Technest.

Pursuant to the terms of the Stockholder Agreement, we are required to:

•
Refrain from issuing any shares of our common stock or securities convertible into our common stock without the consent of Markland for a period of twenty-six months, other than 1,000,000 shares to be issued under our 2006 Stock Award Plan and certain permissible offerings;

•	Maintain a board of directors consisting of five directors, not less than three of whom shall be “independent” directors as defined by the National Association of Securities Dealers;
•	Comply with the corporate governance requirement set forth in the National Association of Securities Dealers’ Marketplace Rules;
•	Submit an application for inclusion on The NASDAQ Capital Market and take all such actions as may be necessary to cause the application to be accepted; and
•
Make twelve monthly payments, beginning in April 2006, in the amount of $83,333 to Markland for administrative, manufacturing and engineering services for product development to Technest (Technest had agreed to make these payments since its acquisition of EOIR in August 2005).

We have also granted Markland certain registration rights pursuant to which we are obligated to register all or a portion of those shares of our common stock held by Markland, or any parties to whom Markland may transfer those shares, with the Securities and Exchange Commission for public resale. Such registrations are to be carried out from time to time, at our expense, upon the written request of Markland, with certain limitations.

Pursuant to the terms of the Stockholder Agreement, Markland has agreed:

•	For a period of twelve months from the date of the agreement, not to vote the shares held by it to increase the size of our board of directors or to remove any of the directors currently in office;
•
To consent to our participation in up to two offerings of common stock in the next twelve months, provided that we do not offer shares of common stock in such an offering at a price of less than $5.85, and that Markland, and its assigns, be permitted to participate as a selling shareholder in any such offering.

License Agreement with Markland Technologies, Inc.

On March 13, 2006, we entered into a license agreement with Markland (the “License Agreement”). Pursuant to the License Agreement, we granted Markland an exclusive, world-wide license to make, use and sell products and services based on our intellectual property, to parties other than federal, state or local government agencies involved in intelligence, military, law enforcement or homeland defense functions. The license granted by the License Agreement shall be in effect until all of our current patents or patent applications have expired or until such time as the License Agreement is terminated pursuant to its terms.

Pursuant to the terms of the License Agreement, Markland is required to pay us twenty-five percent of the net gross profits, as defined in the License Agreement, they realize on any sale of any product or service utilizing the licensed intellectual property.

Additionally, if at the end of three years from the date of execution of the License Agreement, Markland has not realized enough net gross profits to generate an aggregate $300,000 of royalties, or $150,000 in royalties on an annual basis thereafter, the license shall become non-exclusive.

As a condition of the License Agreement, we are required to take all steps reasonably necessary to maintain our current patents and prosecute our current patent applications.

The License Agreement provides that Markland may cancel the agreement at any time upon 180 days notice. We may cancel the License Agreement if Markland fails to make a required royalty payment and does not cure such failure within thirty days of receiving notice of the failure or Markland violates the licensing terms of the License Agreement.

The above summary highlights the material terms of a Stockholder Agreement and License Agreement with Markland Technologies, Inc., each dated March 13, 2006. A detailed description of these agreements is also set forth in our current report on Form 8-K (SEC File # 000-27023) filed with the SEC on March 17, 2006 and the agreements themselves are filed as exhibits thereto. The Form 8-K and exhibits thereto are publicly available on the SEC’s web site at www.sec.gov. We urge you to obtain and read carefully copies of this report and documents before making an investment decision.

Unconditional Guaranty

On August 4, 2006, Markland Technologies, Inc. entered into an Unconditional Guaranty pursuant to which Markland agreed to guaranty up to $6,000,000 of the principal obligations plus interest thereon and related expenses under the Credit Agreements entered into among Technest, its wholly-owned subsidiaries, EOIR and Genex, and Silicon Valley Bank (the “Bank”) executed on August 4, 2006. Markland also entered into a Stock Pledge Agreement pursuant to which Markland pledged to the Bank 1,739,130 shares of Technest common stock currently owned by Markland, which had a market value of $6,000,000 as of August 4, 2006. The Guaranty and the Stock Pledge Agreement terminate August 3, 2008 if no event of default has occurred. The Credit Agreements, the Unconditional Guaranty by Markland and the Stock Pledge Agreement are filed as Exhibits 10.1, 10.2, 10.4 and 10.5, respectively to Technest’s Current Report on Form 8-K filed August 14, 2006.

Other

During the year ended June 30, 2006 and six months ended June 30, 2005, Technest recorded as selling, general and administrative expense a management fee of $1,000,000 and $562,500, respectively, to Markland for administrative support services, engineering services and services rendered by executive officers of Markland who also functioned as executive officers of the Company.

During the year ended June 30, 2006, EOIR made payments to Markland of approximately $2,350,000 in conjunction with the intercompany transactions described above.

At June 30, 2006, Technest also had amounts due to Markland for cash advances, for payment of shared expenses and transfer of inventory between Markland and Technest, in the amount of $595,782. At June 30, 2005, Technest had amounts due Markland in the amount of $2,254,960.

EXECUTIVE COMPENSATION

Executive Compensation Prior to the Genex Transaction

Prior to the acquisition of Genex Technologies, Inc. in February 2005, other than the restricted stock grant described below, our executive officers were not compensated. On July 28, 2004, Technest issued 1,250,000 restricted shares to Mark Allen, a director and principal officer (not giving effect to the Reverse Stock Split in July 2005). At the time, Technest valued these shares at their market value on the date of issuance of $.02 per share (not giving effect to the Reverse Stock Split in July 2005). Mr. Allen resigned on March 30, 2005.

Executive Compensation After the Genex Transaction

  The following table sets forth certain compensation information for our Chief Executive Officer, our former Chief Executive Officer and our other executive officer whose salary and bonus for the year ended June 30, 2006 exceeded $100,000. We refer to these persons as the named executive officers.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
	Year	Salary($)	Bonus($)	Other Annual Compensation ($)	Restricted Stock Awards (#)	All Other Compensation ($)(1)

Joseph P. Mackin (2)	2006	$322,404	$105,000(3)	$53,000(4)	23,913(5)(6)	$17,816
President and Chief Executive Officer	2005	$62,500(7)(8)	---	---	---	---

Gino M. Pereira	2006	$170,070(9)	$52,500(3)	$13,500(4)	(6)	$1,577
Chief Financial Officer	2005	$62,500(7)(9)	---	---	---	---

Robert Tarini (10)	2006	$40,000(7)(11)	---	---	---	---
Former Chief Executive Officer	2005	$25,000(7)(11)	---	---	---	---
_______________________________
(1)	Unless otherwise noted, this represents Technest’s matching and safe harbor contributions under its 401(k) plan.

(2)	On March 13, 2006, Dr. Mackin was appointed the Chief Executive Officer and Chairman of the Board of Directors of Technest.

(3)	This bonus is to be paid in fiscal year 2007 as Technest’s cash flow needs permit.

(4)	Pursuant to the executive’s employment agreement, the executive received a fixed amount per month for auto expense, business office expense and other personal expenses.

(5)
Represents shares received as consideration for the subordination of Dr. Mackin’s security interest to Silicon Valley Bank; such shares are subject to forfeiture if prior to February 10, 2008 (18-months from the anniversary of the closing date of the bank financing with Silicon Valley Bank) Dr. Mackin voluntarily terminates his services or is terminated for cause.

(6)
Pursuant to their respective employment agreements with Technest which were entered into on March 13, 2006, Dr. Mackin and Mr. Pereira are to receive an initial award of 120,000 shares and 72,000 shares, respectively, which shall be issued on the first business day after Technest has filed a registration statement on Form S-8 registering the 2006 Stock Award Plan and shall vest in three equal installments on April 1, 2007, July 1, 2007 and October 1, 2007. As of October 20, 2006, no shares have been issued.

(7)
These executive officers were also the executive officers of Markland Technologies, Inc. and were parties to individual employment agreements with Markland. Markland acquired Technest in February 2005. For the period from February through June 2005, Markland and Technest did not have any special arrangements with regard to these individuals’ compensation as executive officers of Technest. After its acquisition of EOIR in August 2005, Technest agreed to pay Markland $250,000 per quarter for the services of its executives and other administrative support, including legal and accounting functions.

(8)
For the period from February 2005 (the month of Markland’s acquisition of Technest) through June 30, 2005, Dr. Mackin was a party to an employment agreement with Markland pursuant to which Dr. Mackin’s annual salary was $300,000 ($25,000 per month). We estimate that approximately 50% of Dr. Mackin’s time was spent on Technest matters during this five-month period.

(9)
For the period from February 2005 (the month of Markland’s acquisition of Technest) through February 2006, Mr. Pereira was a party to an employment agreement with Markland pursuant to which Mr. Pereira’s annual salary was $300,000 ($25,000 per month). We estimate that approximately 50% of Mr. Pereira’s time was spent on Technest matters during this period.

(10)	On March 13, 2006, Mr. Tarini resigned as the Chief Executive Officer and Chairman of the Board of Directors of Technest.

(11)
For the period from February 2005 (the month of Markland’s acquisition of Technest) through March 13, 2006, Mr. Tarini was a party to an employment agreement with Markland pursuant to which Mr. Tarini’s annual salary was $300,000 ($25,000 per month). We estimate that approximately 20% of Mr. Tarini’s time was spent on Technest matters during this period.

Stock Option Grants And Stock Appreciation Rights

We did not grant any stock options or stock appreciation rights to the executive officers or directors during the fiscal year ended June 30, 2006.

Exercises Of Stock Options And Stock Appreciation Rights With Year-End Values

No stock options or stock appreciation rights were exercised by our officers, directors or employees during the fiscal year ended June 30, 2006.

Long-Term Incentive Plans

During fiscal year 2006, we did not have any long-term incentive plans, pension plans, or similar compensatory plans for our directors or executive officers.

Employment Agreements with Joseph P. Mackin and Gino M. Pereira

On March 13, 2006, we entered into employment agreements with our President and Chief Executive Officer, Dr. Joseph Mackin, and our Chief Financial Officer, Gino M. Pereira. The employment agreements provide for:

•	a term of five years beginning on March 13, 2006;

•	a base salary of $350,000 per year; in Mr. Pereira’s case, his base salary is subject to adjustment as Mr. Pereira is required to devote not less than sixty percent of his working time to Technest;

•	payment of all necessary and reasonable out-of-pocket expenses incurred by the executive in the performance of his duties under the agreement;

•	$5,000 per month for auto expense, business office expense and other personal expenses;

•	eligibility to participate in bonus or incentive compensation plans that may be established by the board of directors from time to time applicable to the executive's services;

•	eligibility to receive a bonus if we achieve revenue and revenue and profit milestones set by the board of directors; and

•
eligibility to receive equity awards as determined by the board of directors or a committee of the board of directors composed in compliance with the corporate governance standards of any applicable listing exchange, with an initial award of 120,000 shares for Dr. Mackin and 72,000 shares for Mr. Pereira, which shall be issued on the first business day after Technest has filed a registration statement on Form S-8 registering the 2006 Stock Award Plan and shall vest in three equal installments on April 1, 2007, July 1, 2007 and October 1, 2007.

Both Dr. Mackin and Mr. Pereira will be eligible to receive a bonus of up to 300% of his annual base salary. If Technest meets the goals of the board of directors in annual gross profit, the executive shall be entitled to a bonus equal to fifty percent of his annual salary.  In the event that Technest exceeds the goals of the board of directors in annual gross profit, the executive shall be entitled to an additional amount equal to five percent of the gross profit in excess of the goals of the board of directors up to the maximum allowable cash bonus.

The employment agreements provide that in the event that the executive's engagement with us is terminated by us without cause (as that term is defined in Section 8(b) of the agreement), or by the executive for "Good Reason" (as that term is defined in Section 8(c) of the agreement), we will continue to pay the executive’s cash salary and provide health insurance through the expiration of his agreement, and in Dr. Mackin’s case, we will cause our wholly owned subsidiary, EOIR Technologies, Inc., to prepay the outstanding principal on the promissory note issued to Dr. Mackin in connection with the acquisition of EOIR by Markland on June 30, 2004. Currently, the outstanding principal amount on Dr. Mackin’s note is $635,417. In the event that the executive’s employment with us is terminated for any other reason, there will be no continuation of cash salary payments or health insurance or acceleration of debt payment.

Dr. Mackin’s employment agreement was filed as exhibit 10.3 to our current report on Form 8-K filed on March 17, 2006 and Mr. Pereira’s employment agreement was filed as exhibit 10.4 to the same report.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of June 30, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	0	$0	10,000,000
Equity compensation plans not approved by security holders (2)	(2)		556,422(2)

Total	(2)	$0	10,556,422(2)

(1)	2001 Stock Option Plan.

(2)
On March 13, 2006, Technest adopted the Technest Holdings, Inc. 2006 Stock Award Plan, pursuant to which Technest may award up to 1,000,000 shares of its common stock to employees, officers, directors, consultants and advisors to Technest and its subsidiaries. The purpose of this plan is to secure for Technest and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, Technest and its subsidiaries who are expected to contribute to the Company’s future growth and success. Technest has broad discretion in making grants under the Plan and may make grants subject to such terms and conditions as determined by the board of directors or the committee appointed by the board of directors to administer the Plan. Stock awards under the Plan will be subject to the terms and conditions, including any applicable purchase price and any provisions pursuant to which the stock may be forfeited, set forth in the document making the award. Pursuant to a Stockholder Agreement with Markland Technologies, Inc. dated March 13, 2006, (i) awards relating to no more than 500,000 shares may be granted in calendar year 2006 (the “2006 Awards”), (ii) the 2006 Awards shall vest no earlier than twelve (12) months following the date of grant of such awards, and (iii) awards granted on or after January 1, 2007 shall vest no more frequently than in four equal quarterly installments. To date, the Company has issued 159,778 shares under the Plan and is obligated to issue 283,800 shares, leaving 556,422 shares available for issuance under the Plan.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to Technest's audited financial statements for the year ended June 30, 2006.

The purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee Technest's accounting and financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the committee and is included in this proxy statement as Appendix A. The Audit Committee is comprised entirely of independent directors as defined by the NASDAQ Rule 4200(a)(15).

Management is responsible for our internal controls and the financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards established by the Public Company Accounting and Oversight Board (United States) and issuing a report thereon. The committee's responsibility is to monitor these processes. The Audit Committee has reviewed and discussed the consolidated financial statements with management and Wolf & Company, P.C., our independent registered public accounting firm.

In the course of its oversight of Technest's financial reporting process, the Audit Committee of the Board of Directors has:

•	reviewed and discussed with management and Wolf & Company, P.C. Technest's audited financial statements for the fiscal year ended June 30, 2006;

•	discussed with Wolf & Company, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

•
received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Wolf& Company, P.C. their independence;

•	reviewed with management and Wolf & Company, P.C. Technest's critical accounting policies; and

•	discussed with management the quality and adequacy of Technest's internal controls.

Based on the foregoing review and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in Technest's Annual Report on Form 10-KSB for the year ended June 30, 2006 for filing with the Securities and Exchange Commission.

By the Audit Committee,

Darlene M. Deptula-Hicks, Chair
Robert Doto
David R. Gust

Fees and Services

Audit Fees.   The aggregate audit fees billed for professional services rendered by the independent registered public accounting firm for the audit of our financial statements as of and for the year ended June 30, 2006 and the six months ended June 30, 2005, the reviews of the financial statements in our Form 10-QSB filings for the respective years, our filings with the Securities and Exchange Commission and other audit fees were $246,250 and $95,000, respectively.

Audit Related Fees.   The aggregate audit related fees billed for professional services by the independent registered public accounting firm in fiscal year 2006 and the six months ended June 30, 2005 were $92,750 and $76,500, respectively. In fiscal 2006, services rendered included the stand-alone audit of EOIR and related amended financial statements to include EOIR, issuing consents, assisting with SEC comment responses and other matters. In the six months ended June 30, 2005, services rendered included audits of Genex Technologies, Inc.’s financial statements for the years ended December 31, 2004 and 2003 for inclusion in a current report on Form 8-K.

Tax Fees.   The aggregate tax fees billed for professional services rendered by the independent registered public accounting firm in fiscal year 2006 and the six months ended June 30, 2005 for tax compliance, tax advice, tax planning and other tax-related matters were $0.

All Other Fees.   No other fees were billed by or paid to the independent registered public accounting firm during fiscal year 2006 or the six months ended June 30, 2005.

Our Audit Committee was created in March 2006. Other than the services discussed above, Wolf & Company, P.C. has not rendered any non-audit related services for the period ended June 30, 2006. Our Audit Committee approves the audit or non-audit services before the accounting firm is engaged to perform any such services. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform any audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

PROPOSAL 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Wolf & Company, P.C. audited Technest’s financial statements for fiscal year 2006. The Audit Committee has appointed Wolf & Company, P.C. as our independent registered public accounting firm for fiscal year 2007. Although stockholder ratification of the appointment of Wolf & Company, P.C. is not required by law or our bylaws, and this vote will not be binding on Technest, we believe that it is advisable to give stockholders an opportunity to provide guidance on this appointment. If the stockholders fail to ratify our appointment of Wolf & Company, P.C., the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Technest and its stockholders. Representatives of Wolf & Company, P.C. are expected to attend the annual meeting. They will be available to respond to questions and will have the opportunity to make a statement if they desire.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending June 30, 2007.

____________________________________

Deadline for Stockholder Proposals and Director Nominations

In order for a stockholder proposal to be considered for inclusion in Technest's proxy materials for the 2007 Annual Meeting of Stockholders, it must be received by Technest at One McKinley Square, Fifth Floor, Boston, Massachusetts 02109 (or such other address as is listed as Technest's primary executive offices in its periodic reports under the Securities Exchange Act of 1934) no later than June 29, 2007.

The deadline for submission of stockholder proposals to be presented at the 2007 Annual Meeting of Stockholders, but which will not be included in our proxy statement relating to such meeting is September 12, 2007. Any such proposals received at Technest’s principal executive offices in Boston, Massachusetts after such date may be considered untimely and excluded.

Expenses Of Solicitation

We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of Common Stock. In addition to the use of mails, proxies may be solicited by officers and any of our regular employees in person or by telephone, facsimile and e-mail. We may also hire a proxy solicitation company to assist us in the distribution of proxy materials and the solicitations of proxies.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be "householding" our proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write to our investor relations firm, KCSA Worldwide, located at 800 Second Avenue, New York, New York, 10017, Attn: Todd Fromer / Garth Russell or call (212) 896-1215 / (212) 896-1250. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at our principal executive offices, One McKinley Square, Fifth Floor, Boston, Massachusetts 02109 or call (617) 722-9800.

Other Matters

The Board of Directors does not know of any business to come before the meeting other than the matters described in the notice. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion.

APPENDIX A

TECHNEST HOLDINGS, INC.
AUDIT COMMITTEE CHARTER

Effective as of March 15, 2006

Purpose:

The purpose of the Audit Committee (the “Committee”) established pursuant to this Charter is to provide general oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and to assist the Board of Directors (the “Board”) of Technest Holdings, Inc. (the “Company”) in oversight and monitoring of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence, performance, and engagement fees and terms and the Company’s internal financial and accounting controls and improvements made or to be made in such controls.

In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board from time to time may prescribe.

While the Audit Committee has the responsibilities and powers set forth above, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Membership:

The Committee shall initially consist of at least three (3) members of the Board. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board. All members of the Committee shall be independent directors as defined by NASDAQ Rule 4200 and any rule or regulation prescribed by the U.S. Securities and Exchange Commission (the “SEC”). All members of the Committee shall be able to read and understand financial statements at the time of their appointment to the Committee, and shall meet the independence, financial literacy and other requirements of the Securities Exchange Act of 1934, as amended and related rules and regulations (the “SEC Rules”), as well as the listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”), as in effect from time to time. At least one member of the Committee shall be an “audit committee financial expert” under the SEC Rules.

Responsibilities:

The Committee shall have the following duties and responsibilities:

1.
The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (“independent auditors”). The Company’s independent auditors shall report directly to the Committee. The Committee shall have the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. Additionally, the Committee shall be responsible for:

2.
Reviewing, on a continuing basis, the adequacy of the Company’s system of internal controls, including its “internal control over financial reporting” as defined in the SEC Rules, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls, and reviewing, before release, the disclosure regarding such system of internal control over financial reporting required under SEC Rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

3.	Prior to the annual independent audit, reviewing with the independent auditors the proposed audit scope and approach and the areas of audit emphasis;
4.
Reviewing and discussing reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

5.
Reviewing with the independent auditors their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, policies and practices and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

6.
Conducting a post-audit review of the audited financial statements and the audit findings (including any significant suggestions for improvements provided to management by the independent auditors) and discussing such statements and findings with management, reviewing the required communications from the independent auditors under generally accepted auditing standards and any applicable SEC Rules; reviewing the Company’s Annual Report on Form 10-K or Form 10-KSB before filing and, if deemed appropriate, recommending to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K or Form 10-KSB;

7.	Reviewing the process for the CEO’s and CFO’s certifications in the Company’s periodic reports as required by the SEC Rules;
8.	Reviewing the Company’s earnings releases, including the financial information included therein, with management prior to their release to the public;
9.
Reviewing and discussing with management and the independent auditors the quarterly operating results, including reviews of the Company’s quarterly reports on Form 10-Q or Form 10-QSB prior to filing with the SEC;

10.
Ensuring the Committee’s receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditors and the partner rotation required by the Sarbanes-Oxley Act of 2002;

11.
Establishing policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditors, with exceptions for de minimis activities and amounts under certain circumstances as described by law;

12.	Overseeing compliance with the SEC Rules governing disclosure of auditors’ services;
13.
Obtaining at least annually and reviewing a report by the independent auditors describing the independent auditors’ internal quality control procedures, any material issues raised by the most recent internal quality review or peer review of the independent auditors or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits conducted by the independent auditors and any steps taken to deal with any such issues;

14.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;
15.	Reviewing and approval of the Company’s risk management policies and asset management practices and monitoring compliance with such policies and practices;
16.	Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist;
17.	Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board with respect thereto;
18.	Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

19.	Reviewing any overseeing the resolution of any dispute between management and the independent auditors and recommending any action to the Board as it may deem appropriate;
20.	Reviewing and, if deemed appropriate, approving requests from the Company’s directors or executive officers for waivers of the Company’s Code of Conduct;
21.
Reviewing all related party transactions involving executive officers and members of the Board and, as required by the Company’s Code of Conduct or by any regulatory body, considering requests for approval of such transactions, and overseeing the resolution of any actual or potential conflicts of interest;

22.
Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding (i) legal and regulatory compliance and (ii) accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission to the Committee by employees of concerns regarding questionable accounting or auditing matters;

23.	Establishing policies for the hiring of employees and employees and former employees of the independent auditor; and
24.	Preparing the report of the Committee required by SEC Rules to be included the Company’s proxy statement.

In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, or as the Audit Committee may deem necessary or advisable in order to perform its role, and shall report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

Meetings:

It is anticipated that the Committee will meet at least four times each year. However, the Committee may establish its own schedule. A quorum of any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where only two members are present, by unanimous vote). A decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held. Each meeting shall include an executive session.

The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors’ examination and management report.

The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, all in accordance with applicable law. Unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

Reports:

The Committee may present its reports or recommendations to the Board in written or oral form. The Committee’s recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

Minutes:

The Committee will maintain written minutes of its meetings, which minutes may be filed with the minutes of the meetings of the Board.

Other:

The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:
1.
at the Company’s expense and not at the expense of the members thereof, to retain independent counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

2.
to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors’ engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions. The Company shall pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Company’s independent auditors.

Annual Review:

The Committee will review and reassess the adequacy of this Charter and the performance and effectiveness of the Committee, on at least an annual basis and will report to the Board the results of such review and reassessment.

FOLD AND DETACH HERE

PROXY
TECHNEST HOLDINGS, INC.
This Proxy is solicited on behalf of the Board of Directors for the 2006 Annual Meeting of Stockholders

The undersigned, revoking all prior proxies, hereby appoints Daniel S. Clevenger and Suzette R. O’Connor, and each of them, each with the power to appoint his or her substitute, the true and lawful proxy holders of the undersigned, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of common stock of Technest Holdings, Inc. (the “Company”) held of record by the undersigned on October 20, 2006, at the Annual Meeting of Stockholders of the Company to be held on December 8, 2006 (the “Meeting”) at 10:00 a.m., local time, at the offices of Foley Hoag LLP located at 1000 Winter Street, Suite 4000, Waltham Massachusetts 02451 and any adjournments or postponements thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

☒ Please mark your votes as indicated in this example

PROPOSAL 1. To elect as directors, to hold office until the Company’s 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified, the five nominees listed below:

Nominees:	Darlene M. Deptula-Hicks	Robert Doto	David R. Gust	Joseph P. Mackin	Gino M. Pereira

The Board of Directors recommends a vote “FOR ALL NOMINEES”

☐ FOR ALL NOMINEES	☐ WITHHOLD FOR ALL NOMINEES	☐________________________________________
For all Nominees, except as written above

IMPORTANT - CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

FOLD AND DETACH HERE

PROPOSAL 2. To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

The Board of Directors recommends a vote “FOR” Proposal 2

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others acting in a representative capacity should indicate the capacity in which they sign and give their full title as such. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Date: ___________________________________________________________
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(Share Owner Sign Here)
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(Joint Owner Sign Here)

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT